Associated Banc-Corp Fourth Quarter 2025 Earnings Presentation January 22, 2026

Important Disclosures 2 Forward-looking statements: Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should," “intend,” "target," “outlook,” "project," "guidance," "forecast," or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward- looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include the ability or anticipated timing to complete the proposed transaction involving Associated Banc-Corp ("Associated") and American National Bank ("American National"); the ability to integrate the two businesses successfully and in a timely manner, if at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; the possibility that the transaction may be more expensive to complete than anticipated; and such other risk factors as identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP measures: This presentation includes certain non-GAAP financial measures. These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Unless otherwise noted, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Financial Results Minneapolis, MNAssociated Bank River Center – Milwaukee, WI

Fourth Quarter & FY 2025 Results 4 ▪ Diluted EPS of $0.80 ▪ Total loans of $31.2B (+0.7% vs. 3Q25; +4.7% vs. 4Q24) ▪ C&I loans of $11.8B (+2.0% vs. 3Q25; +11.6% vs. 4Q24) ▪ Total deposits of $35.6B (+1.9% vs. 3Q25; +2.6% vs. 4Q24) ▪ Core customer deposits3 of $29.6B (+2.4% vs. 3Q25; +3.5% vs. 4Q24) ▪ Net interest income of $310M ▪ Net interest margin of 3.06% ▪ Noninterest income of $79M ▪ Noninterest expense of $219M ▪ Provision for credit losses of $7M ▪ NCOs / average loans (annualized) of 0.03% ▪ CET1 ratio of 10.49% ▪ Return on average equity of 11.09% ▪ Return on average tangible common equity3 of 15.04% 4Q 2025 Operating Results1 $2.77 Diluted EPS 4.7% Total Loan Growth 11.6% Total C&I Loan Growth 2.6% Total Deposit Growth 3.5% Core Customer Deposit Growth3 14.7% Net Interest Income Growth +25 bps Net Interest Margin +$296M (N/M) Noninterest Income Growth +$24M (+9.0%) Adj. Noninterest Income Growth3 +48 bps CET1 Ratio 4Q25 vs. 4Q24 0.12% NCOs / Average Loans 9.95% Return on Average Equity 13.63% Return on Average Tangible Common Equity3 FY 2025 Highlights1,2 1 All figures shown as of and for the period ended December 31, 2025 unless otherwise noted. 2 Growth represents FY 2025 results as compared to FY 2024 results unless otherwise noted. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

Strengthened Franchise Positioned for Growth 5 Bolstered Key Leadership Expanded Commercial Presence Enhanced Consumer Value Proposition Repositioned Balance Sheet Maintained Strong Risk Management Culture $7.7 $11.8 2020 2025 Period End C&I Loans ($ in billions) 32.2 21.8 2020 2025 Period End Res. Mortgage Loans / Total Loans (%) Net Interest Margin (%) 2.53 3.03 2020 2025 Net Charge Offs / Average Loans (%) 0.41 0.10 0.00 0.16 0.23 0.12 2020 2021 2022 2023 2024 2025 Efficiency Ratio (%) Return on Average Equity (%) 7.78 9.95 12.31 13.63 FY 2020 FY 2025 ROATCE1ROAE 59.66 56.29 63.20 56.01 FY 2020 FY 2025 Adjusted1Fully Tax-Equivalent 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

Milwaukee Chicago Total Deposits2 +12% +13% Commercial & Industrial Loans2 +13% +33% Consumer + Business CKG HHs3 +4% +11% Accelerating Growth in Major Metro Markets 6 1 Milwaukee and Chicago growth shown on an end of period basis as of and for the year ended December 31, 2025 as compared to results as of and for the year ended December 31, 2023 unless otherwise noted. 2 Market-level loan & deposit data based on organizational business unit reporting. 3 Market-level consumer & business checking household data based on Designated Market Area geographies as defined by Nielsen. Growth Market Opportunities in 2026Legacy Metro Market Growth 12/31/23 – 12/31/251 Twin Cities Kansas City Omaha Dallas Total Bank Opportunities Expanding in 2026 New in 2026 New in 2025; Expanding in 2026 Expanding in 2026 Commercial Opportunities

Expected 2026 Metro Market Investments & Outcomes1 7 (1-3)% 0.0% 1.0% 1.4% 2.0% 2.5% 2023 2024 2025 2026E 2027E >100% Marketing Acquisition Spend Increase in Twin Cities & Omaha in 2026 (>25% increase across all markets) +10% Commercial & Business Relationship Managers in 20263 (+11 FTE) +$0.8 +$1.2 +$1.2 96 115 115 126 2023 2024 2025 2026E 2027E Organic Metro Market Consumer & Business CKG HH Growth Expected to Accelerate… 2025 2026E 2027E Twin Cities +1% +3% +3% Omaha - - +4-5% Milwaukee +2% +2-3% +2-3% Chicago +5% +5% +5% Commercial Growth Opportunities in Major Markets… Comm’l & Business RMsPeriod End C&I Loans ($B) …Driving Improved Organic Total Bank CKG HH Growth2 …Expected to Drive Continued Total Bank C&I Growth3 Twin Cities +5 RMs Kansas City +2 RMs Dallas +4 RMs Chicago Milwaukee Continued RM investment & sustained growth 2016-2022 St. Louis 1 Expected investments & growth for the years ended December 31, 2026 and December 31, 2027 as compared to the previous fiscal year ended December 31. 2 Total bank checking household growth includes consumer, business & private wealth households. 3 Commercial RM & balance growth excludes any impact from the acquisition of American National Corporation.

$3.7 $3.8 $3.9 $4.0 $4.1 $7.8 $7.3 $7.0 $7.0 $6.9 $7.2 $7.3 $7.5 $7.3 $7.3 $11.5 $11.7 $12.1 $12.5 $12.7 $30.2 $30.1 $30.5 $30.8 $31.0 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Quarterly Loan Trends 8 Average Quarterly Loans ($ in billions) Period End Loan Change 9/30/25 to 12/31/25 ($ in millions) $(123) $(64) $30 $36 $36 $65 $232 Commercial & Industrial Residential Mortgage Auto Finance CRE-Investor CRE-Construction Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer CRE-Owner Occupied Home Equity & Other Consumer

$1.0 $2.3 $3.2 $3.8 $4.1 $7.6 $8.5 $7.9 $7.0 $6.8 $6.2 $7.2 $7.4 $7.2 $7.2 $9.4 $10.8 $10.8 $11.7 $13.0 $24.2 $28.8 $29.2 $29.8 $31.2 2021 2022 2023 2024 2025 Annual Loan Trends 9 Period End Annual Loans ($ in billions) Period End Loan Change 12/31/24 to 12/31/25 ($ in millions) $(254) $12 $18 $43 $54 $296 Commercial & Industrial Residential Mortgage Auto Finance CRE-Investor Home Equity & Other Consumer Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer CRE-Owner Occupied CRE-Construction $1,226 31% 22%

$1.7 $1.8 $1.8 $1.9 $2.1 $4.5 $4.3 $4.1 $3.9 $4.0 $3.7 $3.8 $3.7 $4.0 $4.1 $5.9 $6.1 $6.0 $5.9 $5.9 $5.1 $5.2 $5.2 $5.3 $5.4 $7.6 $8.0 $7.7 $7.9 $8.1 $5.7 $5.6 $5.6 $5.8 $6.1 $34.3 $34.8 $34.2 $34.7 $35.6 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Quarterly Deposit & Funding Trends 10 Average Quarterly Deposits ($ in billions) Period End Funding Change (9/30/25 to 12/31/25) ($ in millions) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Customer CDs Savings Money Market Network Trans. Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs $(161) $(92) $47 $141 $(6) $32 $91 $220 $354 Customer CDs Noninterest-Bearing Demand FHLB Advances Network Transaction Deposits Brokered CDs Core Customer Deposits1 +$691 (+2%) Wholesale Funding Sources $(65) (-1%) Total Deposits +$671 (+2%) Money Market Savings Interest-Bearing Demand Other Wholesale Funding

$0.9 $0.8 $1.5 $1.6 $1.9 $1.5 $1.3 $4.9 $7.5 $8.0 $6.9 $7.2 $6.7 $6.0 $6.0 $4.1 $4.7 $4.8 $5.1 $5.3 $6.1 $6.6 $6.9 $7.4 $7.9 $8.1 $8.2 $6.6 $5.7 $5.8 $27.7 $28.8 $31.3 $33.4 $34.8 2021 2022 2023 2024 2025 Annual Deposit Trends 11 Average Annual Deposits ($ in billions) 4Q24 to 4Q25 Deposit Growth Trends 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Total Time Deposits Savings Money Market Network Trans. Deposits Noninterest-Bearing Demand Interest-Bearing Demand 3.8% 2.6% 5.0% 3.5% Average Balance Growth Period End Balance Growth Core Customer Deposits1Total Deposits

Average Yield Trends 12 Quarterly Average Yields (%) 7.09 6.71 6.75 6.74 6.50 6.74 6.43 6.50 6.45 6.18 5.65 5.59 5.63 5.58 5.56 3.61 3.68 3.70 3.75 3.76 3.64 4.22 4.24 4.26 4.14 3.10 2.91 2.78 2.78 2.61 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Residential Mortgage Commercial & Business Lending Commercial Real Estate Total Interest- Bearing Deposits Auto Finance Asset & Liability Yield / Rate Trends (%) Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 5.46 5.45 5.50 5.50 5.34 3.29 3.06 3.02 3.03 2.82 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Investments

Net Interest Income & Net Interest Margin Trends 13 ($ in millions) $270 $286 $300 $305 $310 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 3.04% 2.81% 3.04% 3.06% Quarterly Net Interest Income Quarterly Net Interest Margin 2.97%

Interest Rate Risk Management1 14 Contractual Funding Obligations ($ in billions) Contractual Swaps Balances2 ($ in billions) Estimated NII Sensitivity Profile (%) 7.8 3.8 2.0 2.8 3.9 1.9 1.0 1.5 -3.4 -1.3 -0.5 -0.8 -6.7 -2.6 -1.3 -2.2 4Q 2022 4Q 2023 4Q 2024 4Q 2025 Up 200 bps Up 100 bps Down 100 bps Down 200 bps (12-Month Ramp, Dynamic Forecast) $2.45 $2.30 $2.30 $2.30 $1.73 4Q 2025 1Q 2026 2Q 2026 3Q 2026 4Q 2026 ≤ 1 Yr. 1-3 Yrs. 3+ Yrs. Total Time Deposits $7.8 $0.1 $0.0 $7.8 Short-Term Funding $0.3 - - $0.3 FHLB Advances $3.1 $0.2 $0.0 $3.3 Other Long-Term Funding - - $0.6 $0.6 Total $11.1 $0.3 $0.6 $12.0 3.70%3.70%3.70%3.76% 3.64% Notional Balances Weighted Avg. Yield 1 All updates as of or for the period ended December 31, 2025 unless otherwise noted. 2 Includes $100 million of forward starting swaps added in early January 2026.

Cash & Investment Securities Portfolio 15 Period End Investment Securities ($ in billions) Period End Securities + Cash / Total Assets $4.6 $4.8 $5.0 $5.2 $5.4 $3.7 $3.7 $3.7 $3.6 $3.6 $0.2 $0.2 $0.3 $0.3 $0.3 $8.5 $8.7 $9.0 $9.1 $9.3 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Held to MaturityAvailable for Sale Other Securities 19.8% 20.1% 20.5% 20.5% 20.5% 2.4% 2.9% 2.9% 2.9% 3.8% 22.2% 23.0% 23.4% 23.4% 24.3% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Investment Securities / Total Assets Cash / Total Assets We continue to target securities + cash / total assets of 22% to 24% in 2026

$24 $22 $23 $25 $26 $13 $13 $13 $14 $14 $12 $10 $11 $12 $13 $9 $4 $6 $11 $11 $3 $4 $4 $4 $3 $10 $5 $10 $15 $12 $72 $59 $67 $81 $79 4Q 2024 Adj. 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Quarterly Noninterest Income Trends 16 ($ in millions) 4Q 2024 GAAP $(207) 1 4Q 2024 GAAP noninterest income impacted by a balance sheet repositioning with a $130M loss on a mortgage portfolio sale and a $148M net loss on a sale of investments (both pre-tax) 1Q 2025 GAAP noninterest income includes an additional $7M pre-tax loss on a mortgage portfolio sale, primarily driven by the FAS91 impact of the mortgage portfolio sale announced in 4Q 2024 and settled in 1Q 2025 Wealth Mgmt. Fees Capital Markets, net Other2Mortgage Banking, net Service Charges & Deposit Account Fees Card-Based Fees 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Other is comprised of other fee-based revenue, bank and corporate owned life insurance, asset gains (losses), net, investment securities gains (losses), net, and other noninterest income.

Quarterly Noninterest Expense Trends 17 Noninterest Expense Trends ($ in millions) Efficiency Ratio (%) $126 $124 $127 $136 $135 $27 $27 $27 $29 $29 $14 $15 $13 $13 $14 $9 $10 $10 $10 $7 $34 $34 $33 $29 $34 $14 $224 $211 $209 $216 $219 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Personnel Other1 Technology FDIC Assessment Loss on Prepayment of FHLB Occupancy Adjusted Efficiency Ratio2Fully Tax-Equivalent Efficiency Ratio 103.1 59.7 55.8 54.8 55.2 60.1 58.6 55.8 54.8 55.2 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1 Other is comprised of business development & advertising, equipment, legal & professional, loan & foreclosure costs, other intangible amortization & other noninterest expenses. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

Capital Profile 18 Regulatory Capital Ratios (%) Additional Capital Ratios (%) Per Common Share Data ($) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 10.01 10.58 12.61 10.49 11.04 13.08 CET1 Tier 1 Capital Total Capital 4Q 2024 4Q 2025 26.55 27.09 27.67 28.17 28.81 19.71 20.25 20.84 21.36 22.01 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Tangible Common Equity / Tangible Assets (TCE Ratio)1 Total Common Equity / Total Assets 10.25 10.37 10.43 10.51 10.58 7.82 7.96 8.06 8.18 8.29 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Tangible Book Value / Share1Book Value / Share

Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL 160,620$ 1.37% 189,277$ 1.49% 198,793$ 1.53% CRE - Investor 72,125 1.38% 62,454 1.16% 58,742 1.12% CRE - Construction 71,090 3.59% 65,324 3.33% 64,542 3.24% Residential Mortgage 32,576 0.46% 34,815 0.51% 33,644 0.50% Other Consumer 65,910 1.74% 62,748 1.55% 63,623 1.54% Total 402,322$ 1.35% 414,618$ 1.34% 419,344$ 1.35% 12/31/202512/31/2024 9/30/2025 $402 $407 $412 $415 $419 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Allowance for Credit Losses on Loans (ACLL)1 19 ACLL Trends ($ in millions) 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) 1.35% 1.34% 1.35% 1.34% 1.35% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 ACLL / Total Loans

Credit Quality Trends 20 Total Delinquent Loans ($ in millions) Nonaccrual Loans ($ in millions) Total Criticized Loans ($ in millions) Net Charge Offs & Provision ($ in millions) $3 $3 $14 $3 $3 $77 $44 $38 $49 $58 $80 $47 $52 $52 $61 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Accruing Loans 30-89 Days PD $12 $9 $13 $13 $2 $17 $13 $18 $16 $7 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Total Net Charge Offs Provision for Credit Losses on Loans Accruing Loans 90+ Days PD $123 $135 $113 $106 $100 $751 $740 $888 $1,125 $1,067 $396 $451 $467 $412 $310 $1,271 $1,325 $1,468 $1,643 $1,478 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $86 $89 $90 $86 $85 $17 $32 $16 $7 $8 $21 $14 $7 $13 $7 $123 $135 $113 $106 $100 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 CREConsumer Commercial & Business Lending Substandard AccruingSpecial Mention Nonaccrual Loans

FY 2026 Outlook1 21 Total Loans Up 5% to 6% Total Commercial & Industrial Loans Up 9% to 10% Total Deposits Up 5% to 6% Core Customer Deposits2 Up 5% to 6% Net Interest Income Up 5.5% to 6.5% Noninterest Income Up 4% to 5% Noninterest Expense Up 3% Effective Tax Rate 19% to 21% CET1 Capital Ratio 10% to 10.75% 1 Projections are on an end of period basis as of and for the year ended 12/31/2026 as compared to 2025 results as of 12/31/2025 unless otherwise noted. Projections exclude any impact from the acquisition of American National Corporation. 2 Core customer deposits is a non-GAAP financial measure which excludes network transaction deposits and brokered CDs from total deposits. We have not provided a reconciliation of the projection for core customer deposits to the projection for total deposits due to the low visibility and unpredictability of the components of total deposits necessary for such reconciliation.

Appendix IDS Center Office - Minneapolis, MN

23 1 2 3 4 December 30, 2025 Filed applications with the OCC and Federal Reserve 3Q 2026 Expected conversion of systems & branches 2Q 2026 Expected legal close of transaction December 1, 2025 Announced acquisition of ANC American National Corporation (ANC) Integration Timeline

Additional Quarterly Loan Trends 24 Period End Quarterly Loans ($ in billions) Average Loan Change 3Q 2025 to 4Q 2025 ($ in millions) $3.8 $3.8 $4.0 $4.0 $4.1 $7.0 $7.0 $6.9 $6.9 $6.8 $7.2 $7.4 $7.3 $7.3 $7.2 $11.7 $12.0 $12.4 $12.7 $13.0 $29.8 $30.3 $30.6 $31.0 $31.2 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $(88) $(17) $(9) $24 $52 $63 $221 Commercial & Industrial CRE-Construction Auto Finance Residential Mortgage CRE-Investor CRE-Owner Occupied Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Home Equity & Other Consumer

$0.9 $1.7 $2.7 $3.4 $4.0 $7.8 $8.1 $8.7 $7.9 $7.0 $6.2 $6.6 $7.3 $7.3 $7.3 $9.1 $9.9 $10.8 $11.1 $12.3 $24.1 $26.2 $29.5 $29.7 $30.6 2021 2022 2023 2024 2025 Additional Annual Loan Trends 25 Annual Average Loans ($ in billions) Quarterly Avg. Loan Change 4Q24 to 4Q25 ($ in millions) $(914) $(112) $22 $84 $171 $293 Commercial & Industrial CRE-Construction Auto Finance Residential Mortgage CRE-Owner Occupied CRE-Investor Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Home Equity & Other Consumer $1,249

12/31/2025 1 % of Total Loans 12/31/2025 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 3,009$ 9.7% Multi-Family 3,138$ 10.1% Manufacturing & Wholesale Trade 2,927 9.4% Industrial 1,768 5.7% Real Estate (includes REITs) 2,184 7.0% Office 729 2.3% Finance & Insurance 699 2.2% Retail 608 2.0% Retail Trade 590 1.9% Single Family Construction 188 0.6% Rental and Leasing Services 570 1.8% Hotel/Motel 176 0.6% Mortgage Warehouse 528 1.7% Medical 161 0.5% Transportation and Warehousing 504 1.6% Warehouse 152 0.5% Construction 490 1.6% Land 76 0.2% Health Care and Social Assistance 316 1.0% Self Storage 13 0.0% Professional, Scientific, and Tech. Serv. 300 1.0% Other 232 0.7% Information 229 0.7% Total CRE 7,241$ 23.2% Waste Management 168 0.5% Accommodation and Food Services 127 0.4% Consumer Educational Services 60 0.2% Residential Mortgage 6,794$ 21.8% Management of Companies & Enterprises 50 0.2% Auto Finance 3,106 10.0% Arts, Entertainment, and Recreation 49 0.2% Home Equity 713 2.3% Public Administration 17 0.1% Credit Cards 201 0.6% Agriculture, Forestry, Fishing and Hunting 13 0.0% Other 123 0.4% Mining 4 0.0% Total Consumer 10,937$ 35.1% Other 152 0.5% Total C&BL 12,986$ 41.7% Total Loans 31,164$ 100.0% Total Loans Outstanding Balances as of December 31, 2025 26 1 All values as of period end. 2 North American Industry Classification System. ($ in millions)

Loan Stratification Outstanding Balances as of December 31, 2025 27 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Multi-Family 43% Retail 8% Office 10% Industrial 24% Warehouse 2%Hotel / Motel 2% Other 11% Wisconsin 26% Illinois 17% Minnesota 8% Other Midwest 14% Texas 5% Other 30% Manufacturing & Wholesale Trade 22% Power & Utilities 23% Real Estate 17% Mortgage Warehouse 4% Finance & Insurance 5% Residential Mortgage 62% Auto Finance 28% Home Equity 7% Credit Cards 2% Other 1% Wisconsin 21% Illinois 14% Minnesota 7% Texas 6% Other Midwest 9% Other 43% Wisconsin 21% Illinois 13% Minnesota 8% Other Midwest2 21% Texas 12% Other 26% 2 2 C&BL by State $13.0 billion Consumer by Category $10.9 billion C&BL by Industry $13.0 billion Total Loans by State1 CRE by State $7.2 billion CRE by Property Type $7.2 billion

High-Quality Commercial Real Estate Portfolio[1]



Total Loans by Segment
Consumer 35%
Com'l & Business Lending 42%
CRE 23%



CRE by Geography
Wisconsin 21%
Illinois 13%
Minnesota 8%
Other Midwest² 21%
Texas 12%
Other 26%



CRE by Property Type
Multi-Family 43%
Retail 8%
Office 10%
Industrial 24%
Other 15%

CRE Credit Quality

	4Q 24	1Q 25	2Q 25	3Q 25	4Q 25
Portfolio LTV	57%	57%	57%	58%	57%
Delinquencies[3]/Loans	0.50%	0.03%	0.17%	0.19%	0.27%
NALs/Loans	0.23%	0.43%	0.22%	0.10%	0.12%
ACLL/Loans	1.99%	1.88%	1.77%	1.74%	1.70%
NCOs/Avg. Loans[4]	0.37%	0.05%	0.45%	0.49%	(0.01)%

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.17%
Top 10 Largest CRE Borrowers	1.32%
Largest CRE Property Type (Multi-Fam)	10.07%
CRE Office Loans	**2.34%**

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[5]	1.23x
2026 Remaining Maturities	$329 million
Central Business District vs. Suburban	~80% Suburban
Property Class Mix[6]	~51% Class A

[1] All updates as of or for the period ended December 31, 2025 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Accruing loans 30-89 days past due + accruing loans 90+ days past due.
[4] Calculated on an annualized basis. Negative value represents a net recovery.
[5] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.
[6] Property class mix determined by third-party vendor partner mapping of portfolio.

Associated Bank
28

High-Quality Consumer Loan Portfolio1 29 1 All data as of or for the period ended December 31, 2025 unless otherwise noted. 12/31/2025 % of Total Loans Residential Mortgage $6,794 21.8% Auto Finance $3,106 10.0% Home Equity $713 2.3% Credit Cards $201 0.6% Other $123 0.4% Total Consumer $10,937 35.1% Prime/Super Prime Consumer Loan Portfolio 786 781 791 792 Resi. Mortgage Auto Finance Home Equity Credit Cards Weighted Avg. Portfolio FICO Scores 87% 8% 5% Portfolio FICOs Prime (660-719) Super Prime (720+) Exceptions & Other Period End Consumer Loans ($ in millions)

Stable, Granular Deposit Portfolio 30 Associated Bank, N.A. Period End Deposits ($ in billions) Liquidity Sources ($ in millions) 23% 26% 25% 25% 26% 77% 74% 75% 75% 74% $34.9 $35.2 $34.2 $34.9 $35.6 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Total of Insured & Collateralized Deposits Total of Uninsured & Uncollateralized Deposits 9/30/2025 12/31/2025 Federal Reserve Balance $800.0 $1,139.4 FHLB Chicago Capacity $5,943.7 $6,221.5 Fed Discount Window Capacity $5,725.9 $6,443.8 Funding Available Within One Business Day1 $12,469.6 $13,804.7 Fed Funds Lines $1,419.0 $1,846.0 Brokered Deposits Capacity2 $697.9 $823.1 Unsecured Debt Capacity3 $1,000.0 $1,000.0 Total Available Liquidity $15,586.5 $17,473.7 185% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated institution. 2 Availability based on internal policy limitations. The Corporation includes outstanding deposits that have received a primary purpose exemption in the brokered deposit classification as they have similar funding characteristics and risk as brokered deposits. 3 Estimated availability based on the Corporation’s current internal funding considerations.

$1.8 $1.9 $1.8 $2.0 $2.2 $4.3 $4.2 $4.1 $4.0 $3.8 $3.7 $3.7 $3.8 $4.0 $4.0 $6.0 $6.1 $5.9 $5.8 $6.1 $5.1 $5.2 $5.3 $5.4 $5.5 $8.0 $7.9 $7.5 $7.8 $7.8 $5.8 $6.1 $5.8 $5.9 $6.1 $34.6 $35.2 $34.1 $34.9 $35.6 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Additional Quarterly Deposit & Funding Trends 31 Period End Quarterly Deposits ($ in billions) Quarterly Average Funding Change (3Q25 to 4Q25) ($ in millions) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Customer CDs Savings Money Market Network Trans. Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs $(5) $82 $157 $30 $99 $132 $155 $268 Interest-Bearing Demand Brokered CDs Network Transaction Deposits FHLB Advances Core Customer Deposits1 +$684 (+2%) Wholesale Funding Sources $(444) (-5%) Total Deposits +$923 (+3%) Noninterest-Bearing Demand Customer CDs Savings Other Wholesale Funding $(677) Money Market

$0.8 $1.0 $1.6 $1.8 $2.2 $1.3 $1.9 $7.3 $8.0 $7.8 $6.9 $7.5 $6.0 $6.0 $6.1 $4.4 $4.6 $4.8 $5.1 $5.5 $6.5 $6.8 $7.6 $8.0 $7.8 $8.5 $7.8 $6.1 $5.8 $6.1 $28.5 $29.6 $33.4 $34.6 $35.6 2021 2022 2023 2024 2025 Additional Annual Deposit & Funding Trends 32 Period End Annual Deposits ($ in billions) Annual Average Funding Change (2024 to 2025) ($ in millions) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Total Time Deposits Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand $(422) $(162) $284 $836 $(40) $43 $211 $473 $645 Money Market Interest-Bearing Demand Network Transaction Deposits FHLB Advances Other Wholesale Funding Core Customer Deposits1 +$1,332 (+5%) Wholesale Funding Sources +$536 (+6%) Total Deposits +$1,454 (+4%) Customer CDs Savings Noninterest-Bearing Demand Brokered CDs

Reconciliation & Definitions of Non-GAAP Items

Period End Core Customer Deposits Reconciliation ($ in thousands)	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Total deposits	$35,552,608	$34,881,853	$34,147,565	$35,196,713	$34,648,434
Less: Network transaction deposits	2,154,995	2,013,964	1,792,362	1,882,930	1,758,388
Less: Brokered CDs	3,795,133	3,956,517	4,072,048	4,197,512	4,276,309
Core customer deposits	$29,602,480	$28,911,371	$28,283,155	$29,116,271	$28,613,737

Avg. Core Customer Deposits Reconciliation ($ in thousands)	YTD Dec 2025	YTD Dec 2024	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Average total deposits	$34,844,671	$33,391,095	$35,628,917	$34,705,887	$34,203,201	$34,833,464	$34,337,468
Less: Average network transaction deposits	1,929,731	1,645,695	2,090,587	1,933,659	1,843,998	1,847,972	1,690,745
Less: Average brokered CDs	4,078,557	4,240,621	3,998,012	3,916,329	4,089,844	4,315,311	4,514,841
Average core customer deposits	$28,836,383	$27,504,780	$29,540,318	$28,855,899	$28,269,359	$28,670,181	$28,131,882

Return on Average Tangible Common Equity (ROATCE) Reconciliation ($ in thousands)	YTD Dec 2025	YTD Dec 2020[1]	4Q 2025
Net income (loss) available to common equity	$463,277	$288,413	$134,254
Other intangible amortization, net of tax	6,608	7,644	1,652
Adjusted net income (loss) available to common equity for ROATCE	$469,885	$296,057	$135,906
Average common equity	$4,579,765	$3,633,259	$4,713,445
Less: Average goodwill and other intangible assets, net	1,132,392	$1,227,561	1,129,055
Average tangible common equity for ROATCE	$3,447,373	$2,405,698	$3,584,390

Nonrecurring Item Noninterest Income Reconciliation ($ in thousands)	YTD Dec 2025	YTD Dec 2024	4Q 2024
GAAP noninterest income (loss)	$286,400	$(9,407)	$(206,772)
Less: Loss on mortgage portfolio sale[2]	(6,976)	(130,406)	(130,406)
Less: Net loss on sale of investments[2]	-	(148,183)	(148,183)
Noninterest income, excluding nonrecurring items	$293,376	$269,182	$71,816

[1] Prior period has been adjusted to conform with current presentation.
[2] These items classified as nonrecurring items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024.

Associated Bank
33

Reconciliation & Definitions of Non-GAAP Items 34 Update 1 Prior period has been adjusted to conform with current presentation. 2 2020 announced initiatives impacting noninterest expense consisted of cost saving efforts that were executed during 3Q 2020. These initiatives included a $44.7 million loss on prepayment of FHLB advances, $9.6 million in severance, and $5.6 million in write-downs related to branch sales and lease breakage related to announced branch consolidations. 2020 announced initiatives impacting noninterest income consisted of a $163.3 million asset gain related to the sale of Associated Benefits and Risk Consulting, the Corporation's insurance division which was sold in June 2020, as well as a gain on sale of branches totaling $7.4 million, which occurred in 4Q 2020. 3 2025 announced initiatives include the loss on mortgage portfolio sale and loss on prepayment of FHLB advances as a result of the balance sheet repositioning that the Corporation announced in 4Q 2024. The net loss on the sale of investments is already excluded from noninterest income within the efficiency ratio. 4 During 4Q 2025, the Corporation announced its acquisition of American National Corporation. Related costs have been incurring since, thus are excluded from the adjusted efficiency ratio as an effort to represent current operational efficiency. During 1Q 2020, the Corporation finalized the acquisition of First Staunton. These costs, incurred in connection with the acquisition, represent nonrecurring costs. Tangible Common Equity & Tangible Assets Reconciliation ($ in thousands) 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 Common equity $4,781,235 $4,674,186 $4,586,669 $4,492,446 $4,411,450 Less: Goodwill and other intangible assets, net 1,127,842 1,130,044 1,132,247 1,134,450 1,136,653 Tangible common equity for TCE Ratio and TBV / share $3,653,393 $3,544,142 $3,454,422 $3,357,996 $3,274,797 Total assets $45,202,596 $44,455,863 $43,993,729 $43,309,136 $43,023,068 Less: Goodwill and other intangible assets, net 1,127,842 1,130,044 1,132,247 1,134,450 1,136,653 Tangible assets for TCE Ratio $44,074,754 $43,325,819 $42,861,482 $42,174,686 $41,886,415 Non-GAAP Efficiency Ratios Reconciliation ($ in thousands) YTD Dec 2025 YTD Dec 20201 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 Total expense for efficiency ratios reconciliation Noninterest expense $855,639 $776,034 $219,466 $216,202 $209,352 $210,619 $224,282 Less: Other intangible amortization 8,811 10,192 2,203 2,203 2,203 2,203 2,203 Total expense for fully tax-equivalent efficiency ratio 846,828 765,842 217,263 213,999 207,149 208,416 222,080 Less: FDIC special assessment - - - - - - - Less: Announced initiatives2,3 - 59,917 - - - - 14,243 Less: Acquisition costs4 252 2,447 252 Total expense for adjusted efficiency ratio $846,576 $703,478 $217,011 $213,999 $207,149 $208,416 $207,836 Total revenue for efficiency ratios reconciliation Net interest income $1,201,145 $762,957 $309,981 $305,222 $300,000 $285,941 $270,289 Noninterest income (loss) 286,400 514,056 79,384 81,265 66,977 58,776 (206,772) Less: Investment securities gains (losses), net 49 9,222 37 1 7 4 (148,194) Fully tax-equivalent adjustment 16,899 15,959 4,196 4,222 4,228 4,254 3,680 Total revenue for fully tax-equivalent efficiency ratio 1,504,395 1,283,750 393,524 390,708 371,198 348,968 215,390 Less: Announced initiatives2,3 (6,976) 170,736 - - - (6,976) (130,406) Total revenue for adjusted efficiency ratio $1,511,371 $1,113,014 $393,524 $390,708 $371,198 $355,943 $345,795

Thank You Monroe Office – Chicago, IL